LCNB Investment Highlights August 2017

Forward-Looking Statements 1 This presentation, as well as other written or oral communications made from time to time by us, contains certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, including those risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2015, and other SEC filings, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include: · changes in competitive and market factors that might affect our results of operations; · changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital standards; · changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events; · our ability to identify potential candidates for, and consummate, acquisition or investment transactions; · the timing of acquisition or investment transactions; · our failure to complete any or all of the transactions described herein on the terms currently contemplated; · local, regional and national economic conditions and events and the impact they may have on us and our customers; · targeted or estimated returns on assets and equity, growth rates and future asset levels; · our ability to attract deposits and other sources of liquidity and capital; · changes in the financial performance and/or condition of our borrowers; · changes in the level of non-performing and classified assets and charge-offs; · changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers payment behavior and creditworthiness; · changes in our capital structure resulting from future capital offerings or acquisitions; · inflation, interest rate, securities market and monetary fluctuations; · the affects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes due to changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers;

Forward-Looking Statements 2 · timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; · changes in consumer spending, borrowing and saving habits; · technological changes; · our ability to grow, increase market share and control expenses, and maintain sufficient liquidity; · volatility in the credit and equity markets and its effect on the general economy; · the potential for customer fraud; · effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; · the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected; · our ability to integrate currently contemplated and future acquisition targets may be unsuccessful, or may be more difficult, time-consuming or costly than expected; and · material differences in the actual financial results of merger and acquisition activities compared with expectations. These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results will meet our expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law.

LCNB Investment Highlights – Overview

Stable & Attractive Markets	140 year-old community bank located in attractive markets in southwestern Ohio with good demographics, stable home prices, and sound economic activity
Consistent, High-Performing Franchise	High and consistent profitability driven by disciplined organic loan growth, diversified revenue base, and low-cost, core deposits – 37 of the last 40 years with 1% or above ROAA[1] Consistently stable dividends (current yield of 3.18%) Strong asset quality and capital ratios driven by conservative underwriting of loans and robust earnings Leverageable platform and ability to drive earnings growth through acquisitions
Seasoned Management Team	Seasoned management team with extensive history of working together Top seven executives have an average of 32 years of experience
Financially Attractive Acquisitions	LCNB viewed as "acquirer of choice" in its markets – Successfully completed three acquisitions since 2013[2] Target-rich environment for additional acquisitions – 24 banks with assets between \$200 million and \$800 million in and around current markets[3] – Highly selective in choosing right partner

Source: SNL Financial, Company documents.
[1] Company data from 1975 to 2016.
[2] BNB Bancorp acquisition completed 4/15, Eaton National Bank and Trust acquisition completed 1/14, and First Capital Bancshares acquisition completed 1/13
[3] Defined as banks and thrifts (excluding mutuals and merger targets) headquartered in the following MSAs: Athens, Bellefontaine, Celina, Chillicothe, Cincinnati, Columbus, Dayton, Greenville, Huntington-Ashland, Point Pleasant, Portsmouth, Sidney, Springfield, Urbana, Wapakoneta, Washington Court House and Wilmington.

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LCNB Investment Highlights – Recent Events 4 Highlights of 2Q 2017 Acquisition of BNB Bancorp, Inc.  Closed acquisition of BNB Bancorp in April 2015 – Added approximately $111 million in assets, $35 million in loans, $99 million in deposits and two branches – Purchase price of $13.5 million, equal to 1.28x tangible book value  LCNB reported quarterly core EPS of $0.30.  Net interest income continued to increase, growing from $10.0 million in 1Q 2017 to $10.1 million in 2Q 2017.  Quarterly core ROAA and ROATCE remained strong at 0.92% and 10.99%, respectively.  Asset quality remained strong with 2Q 2017 NPAs/assets (excluding TDRs) of 0.29%, decreased charge-off ratio from 0.13% in 1Q 2017 to 0.08% in 2Q 2017.  LCNB continued to be well capitalized, with 2Q 2017 tangible common equity to tangible assets of 8.73%. Source: SNL Financial, Company documents Acquisition of Eaton National Bank and Trust Co.  Closed acquisition of Eaton National Bank and Trust Co. in January 2014 – Added approximately $178 million in assets, $116 million in loans, $165 million in deposits and five branches – Purchase price of $24.8 million (100% cash), equal to 1.42x tangible book value – Completed a $28.8 million equity offering to strengthen pro forma capital levels

 $1.3 billion in assets and $1.1 billion in deposits headquartered in Lebanon, Ohio (Warren County)  35 branches in southwestern Ohio, primarily in and around the attractive Cincinnati MSA  10th largest bank in the Cincinnati MSA by deposits – Warren County, inside Cincinnati MSA, is the third fastest growing county of the 88 counties in Ohio with a 3.93% projected 5-year population growth rate – Warren County also possesses the second highest median household income in Ohio at $77,792, compared to the national average of $57,462  LCNB’s major business lines serving that market include: – Retail – Commercial – Trust and Investments with $315 million under management and an Investment Services Division with $209 million LCNB Investment Highlights – The Franchise 5 LCNB Branch Map LCNB Deposits in Top Three Markets Source: SNL Financial, Company documents. Deposit data and rankings as of 6/30/16 Market Branches 2016 Rank Deposits ($000) Percent of Franchise (%) Cincinnati 21 10 717,304 63.8% Dayton 4 10 134,361 11.9% Chillicothe 4 4 105,347 9.4% Total in Top 3 29 957,012 85.1%

LCNB Investment Highlights – Management Team 6  Experienced management team with an average of 32 years of banking experience and many executives have worked together for over 20 years Name Years of Banking Experience Title Background Stephen P. Wilson 42 Chairman Joined LCNB in 1975 and LCNB Board of Directors in 1982. Former CEO of LCNB, Chairman of the American Bankers Association (2010 - 2011), and a former Board Member of the Federal Reserve Bank of Cleveland. Steve P. Foster 43 CEO Joined LCNB in 1977 and has served as Internal Auditor, Branch Manager, Loan Officer, and CFO. He was elected to the LCNB Board of Directors in 2005. Robert C. Haines 25 Chief Financial Officer Joined LCNB in 1992 and has served as Internal Auditor, Assistant Trust Officer, Vice President of IT, and CFO. He also serves as LCNB's primary contact with its transfer agent. Eric J. Meilstrup 29 Executive Vice President Joined LCNB in 1988 and has served in Item Processing and various positions in Operations. Currently runs LCNB Operations. Michael R. Miller 33 Executive Vice President Joined LCNB in April of 2017 and serves as Head of the Trust Department. Matt ew P. Layer 35 Executive Vice President Joined LCNB in 1982 and has served as Branch Manager, Head of Secondary Markets, Head of Real Estate Lending, and Chief Lending Officer. Bradley A. Ruppert 18 Executive Vice President Joined LCNB in 2008 and serves as the bank’s Chief Investment Officer.

LCNB Investment Highlights – Financial Performance

	LCNB Corp.	Calendar Year Ended					LTM	Quarter Ended			
	LCNB	2012	2013	2014	2015	2016	6/30/17	9/30/16	12/31/16	3/31/17	6/30/17
Balance Sheet ($000)	Total Assets	788,637	932,338	1,108,066	1,280,531	1,306,799	1,335,571	1,333,536	1,306,799	1,319,074	1,335,571
	Gross Loans	453,783	574,354	698,956	770,938	819,803	826,933	811,662	819,803	810,481	826,933
	Allowance for Loan Losses	3,437	3,588	3,121	3,129	3,575	3,382	3,798	3,575	3,328	3,382
	Deposits	671,471	785,761	946,205	1,087,160	1,110,905	1,143,920	1,158,921	1,110,905	1,148,198	1,143,920
	Total Equity	82,006	118,873	125,695	140,108	142,944	147,927	146,906	142,944	145,318	147,927
	Common Equity	82,006	118,873	125,695	140,108	142,944	147,927	146,906	142,944	145,318	147,927
Capital Ratios (%)	Loans / Deposits	67.58	73.10	73.87	70.91	73.80	72.29	70.04	73.80	70.59	72.29
	Total Equity / Assets	10.40	12.75	11.34	10.94	10.94	11.08	11.02	10.94	11.02	11.08
	Tangible Equity / Tangible Assets	9.71	11.18	8.72	8.43	8.54	8.73	8.65	8.54	8.65	8.73
	Common Equity / Assets	10.40	12.75	11.34	10.94	10.94	11.08	11.02	10.94	11.02	11.08
	Tangible Common Equity / Tangible Assets	9.71	11.18	8.72	8.43	8.54	8.73	8.65	8.54	8.65	8.73
	Tier 1 Capital Ratio	15.13	18.03	13.92	13.46	13.00	12.89	12.92	13.00	13.27	12.89
	Total Risk-Based Capital Ratio	15.86	18.65	14.38	13.85	13.41	13.29	13.36	13.41	13.66	13.29
	Leverage Ratio	8.98	11.10	8.53	8.62	8.81	8.56	8.61	8.81	8.92	8.56
Profitability (%)	Net Income ($000)	8,270	8,780	9,869	11,474	12,482	12,799	2,896	3,654	3,246	3,003
	Core ROAA	0.89	0.98	0.99	0.98	0.95	0.98	0.85	1.12	1.03	0.92
	Core ROAE	8.84	9.49	9.01	8.83	8.56	8.81	7.65	10.08	9.31	8.21
	ROATCE	11.08	10.96	11.06	11.68	11.73	11.82	10.71	13.42	12.19	10.99
	Net Interest Margin	3.52	3.57	3.66	3.64	3.51	3.50	3.42	3.56	3.55	3.50
	Efficiency Ratio	62.85	63.10	61.77	60.60	61.21	61.44	63.07	58.07	60.58	64.08
Asset Quality (%)	NPAs / Assets	2.26	2.10	1.92	1.27	1.34	1.31	1.39	1.34	1.17	1.31
	NPAs-Ex-TDRs / Assets	0.57	0.47	0.63	0.20	0.44	0.29	0.37	0.44	0.29	0.29
	NPLs / Loans	3.44	3.15	2.84	2.00	2.13	2.07	2.24	2.13	1.91	2.07
	NCOs / Average Loans	0.18	0.08	0.21	0.18	0.06	0.08	(0.03)	0.14	0.13	0.08
	Reserves / Gross Loans	0.76	0.62	0.45	0.41	0.44	0.41	0.47	0.44	0.41	0.41
	Reserves / NPLs	22.00	19.81	15.71	20.26	20.48	20.39	20.85	20.48	21.51	20.39
Per Share Data ($)	Common Shares Outstanding (Basic)	6,731,900	9,287,536	9,311,318	9,925,547	9,998,025	10,014,004	9,993,695	9,998,025	10,009,642	10,014,004
	Book Value Per Share	12.18	12.80	13.50	14.12	14.30	14.77	14.70	14.30	14.52	14.77
	Tangible Book Value Per Share	11.29	11.02	10.08	10.58	10.86	11.38	11.24	10.86	11.11	11.38
	Diluted EPS	1.22	1.10	1.05	1.17	1.25	1.28	0.29	0.37	0.32	0.30
	Dividends Paid	0.64	0.64	0.64	0.64	0.64	0.64	0.16	0.16	0.16	0.16
	Dividend Payout Ratio	52.03	57.14	60.38	54.24	50.79	50.00	55.17	43.24	50.00	53.33

Source: SNL Financial, Company documents

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LCNB Investment Highlights – ROATCE 8Source: SNL Financial; Peers defined as public banks and thrifts with assets $500M - $5B; LTM as of 6/30/17 LCNB has consistently delivered solid operating performance and profitability regardless of economic climate, as demonstrated in the chart below. LCNB has exceeded 11% return on tangible common equity in each of the last ten years and over the last twelve months. -10% -5% 0% 5% 10% 15% 20% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 LTM R O A T C E LCNB Peer median Peer average

0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80%  LCNB has had an average ROAA of 1.23% and an average ROAE of 12.89% for the last 42 years, including the duration of the last financial crisis LCNB Investment Highlights – Consistent Profitability 9 ROAA ROAE LCNB 42-Yr. Avg.: 1.23% LCNB 42-Yr. Avg.: 12.89% Avg. of U.S. public banks: 0.61% Avg. of U.S. public banks: 6.24% 102% Higher 107% Higher Source: SNL Financial, Company documents. LTM as of 6/30/17 1 Average calculated from 1990-2017Q2, the longest time period for which public data are available.

LCNB Investment Highlights – Deposits and Loans 10 Deposit Composition at 6/30/17 Loan Breakdown at 6/30/17 YTD Cost of Deposits: 0.30% YTD Yield on Loans: 4.37% Source: SNL Financial Note: Regulatory filings capture some transaction accounts as MMDA Transaction 10.2% MMDA + Savings 71.6% Time < $100k 11.5% Time > $100k 6.6% 1-4 Family 27.9% Multifamily + CRE 52.6% C&I 4.7% Other Consumer 2.1% HELOC 3.5% Construction 2.4% Farm + Ag. Prop 6.7%

LCNB Investment Highlights – NCOs / Avg. Loans 11Source: SNL Financial; Peers defined as public banks and thrifts with assets $500M - $5B; LTM as of 6/30/17 LCNB has achieved consistently strong profitability without reaching for growth or compromising its credit standards. On the contrary, LCNB’s intimate knowledge of its communities and its customers has resulted in minimal credit losses throughout and since the recession. 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 LTM LCNB Peer median Peer average

LCNB Investment Highlights – Stable Common Dividends 12 LCNB Common Dividend Payments Per Share  LCNB has never decreased or suspended its dividend – Since beginning dividend payments in 1998, LCNB has consistently maintained or increased its quarterly dividend  LCNB shares currently yield 3.19% versus an average 1.91% for publicly traded, small cap U.S. banks 1 Source: SNL Financial. *2017 annualized as of 6/30/17 1 Based on market data as of 8/1/17 $0.36 $0.40 $0.45 $0.46 $0.51 $0.53 $0.56 $0.58 $0.60 $0.62 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017*

LCNB Investment Highlights – Dividend Payout Ratio 13Source: SNL Financial; Peers defined as public banks and thrifts with assets $500M - $5B; LTM as of 6/30/17 In nine of the last 10 years, and over the last 12 months, LCNB has returned half or more of its net income to shareholders through dividends. Unlike many banks in the 2008 – 2011 period, LCNB never reduced its dividend and maintains a strong dividend payout ratio. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 LTM LCNB Peer median Peer average

LCNB Investment Highlights – Ownership Profile

Stakeholder/Insider Ownership Information		
Holder	% Owned	Options
LCNB National Bank	7.29	0
John H. Kochensparger III	1.48	0
Spencer S. Cropper	1.16	0
William H. Kaufman	0.72	0
Stephen P. Wilson	0.65	0
George L. Leasure	0.35	0
Steve P. Foster	0.17	0
Leroy F. McKay	0.08	0
Matthew P. Layer	0.06	0
Anne E. Krehbiel	0.04	0
Jacobs Seymour Murray	0.03	0
Robert C. Haines II	0.03	0
Eric J. Meilstrup	0.02	0
Miller Michael R.	0.00	0
Valerie S. Krueckeberg	0.00	0

Company Statistics	
Ticker	LCNB
Price ($) as of 7/31/17	20.05
Total Assets (Most Recent Quarter)	1,335,571
Total Float	8,801,820
Float (%)	87.90
Stakeholder/Insider Ownership (%)	12.10
Fully Diluted Insider Ownership (%)	12.10
Institutional Ownership (%)	39.08
Top 10 Insider Holders (%)	12.01

Top 20 - Institutional Ownership Information	
Holder	% Owned
FMR LLC	7.51
LCNB Corp., Asset Management Arm	7.12
Kennedy Capital Management Inc.	4.31
BlackRock Inc.	3.94
Vanguard Group Inc.	2.76
State Street Global Advisors Inc.	1.45
American Money Management Corp.	1.09
Renaissance Technologies LLC	0.94
Northern Trust Global Investments	0.86
Wellington Management Co. LLP	0.84
Cardinal Capital Management L.L.C.	0.68
Clearwater Management Co. Inc	0.67
Geode Capital Management LLC	0.60
Russell Investment Management, LLC	0.51
Robert W. Baird & Co. Inc.	0.49
Johnson Investment Counsel Inc.	0.41
BNY Asset Management	0.41
TIAA	0.40
Commonwealth Equity Services Inc.	0.33
Morgan Stanley	0.23

Source: SNL Financial, Company documents as of 8/1/17

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LCNB Investment Highlights – Liquidity 15 Liquidity Source: SNL Financial, Company documents as of 8/1/17 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 Jul-07 Jul-08 Jul-09 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 LCNB Three Month ADTV 13,735 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 LCNB Three Month ADTV

LCNB Investment Highlights – 10-Year Total Return 16Source: SNL Financial as of 8/1/17 129.6% 17.0% -100.0 -50.0 0.0 50.0 100.0 150.0 200.0 Jul-07 Jul-08 Jul-09 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Ten Year Total Return (%) LCNB SNL U.S. Bank and Thrift

LCNB Investment Highlights – Attractive Relative Valuation 17 Selected Peer Midwest Bank Comparison (Sorted by Market Capitalization) Source: SNL Financial; LTM as of 6/30/17, pricing data as of 8/1/17 *Calculated as of 3/31/17 Metric PRK FFBC FRME PEBO FDEF UCFC LCNB LTM ROAA (%) 1.15 1.11 1.26 0.99 1.07 0.86 0.97 LTM ROATCE (%) 12.84 13.54 14.15 12.13 12.02 7.83 11.82 LTM Net Interest Margin (%) 3.50 3.65 3.94 3.57 3.78 3.29 3.50 LTM Efficiency Ratio (%) 60.02 58.48 52.43 63.62 60.29 58.79 61.44 Tang Common Equity/ Tang Assets (%) 8.76 10.31 9.68 9.14 9.22 10.35 8.73 NPA Ex-TDRs/ Total Assets (%)* 1.34 0.45 0.49 0.55 0.56 0.54 0.29 Market Capitalization ($M) 1,522.8 1,621.9 1,745.1 598.9 523.7 462.3 200.8 Price/ Tangible Book (%) 224.0 241.6 240.6 193.6 203.8 176.6 176.2 Price/ LTM EPS (x) 17.7 17.3 18.5 17.7 17.5 22.5 15.7 Dividend Yield (%) 3.8 2.6 1.8 2.7 1.9 1.7 3.2